Exhibit 10.25

ADDENDUM “B”

THIS ADDENDUM “B” IS MADE THIS 25 th DAY OF JANUARY, 2018, AND IS ADDED TO AND PART OF THE STANDARD SUBLEASE MULTI-TENANT LEASE DATED JULY 12, 2017, BY AND BETWEEN INFORTREND CORPORATION, A CALIFORNIA CORPORATION (“SUBLESSOR”) AND QUANERGY SYSTEMS, INC., A DELAWARE CORPORATION (“SUBLESSEE”) FOR THE PROPERTY LOCATED AT 433 LAKESIDE DRIVE, SUNNYVALE, CALIFORNIA (HEREINAFTER REFERRED TO AS THE “SUBLEASE”).

WHEREAS, Sublessee executed the foregoing Sublease with the Sublessor; and

WHEREAS, Sublessor has agreed to lease additional space (“Expansion Space”) in the building to be part of the “Premises” of the Sublease to Sublessee so that Sublessee will have new lobby and Sublessor will move signage and door on front corner; and

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties do hereby agree as follows:

1.	Expansion Space: Approximately 13,000 square feet.

2.	Term: Commencing June 1, 2018 and expiring August 31, 2022.

3.	Early Possession Date: Commencing March 1, 2018.

4.	Base Rent: $21,450.00 per month, payable on the first day of each month commencing June 1, 2018 for the Expansion Space.

5.	Security Deposit: $ 21,450 .

6.

Tenant Improvements: Sublessor shall provide Sublessee for the Expansion Space with a Tenant Improvement Allowance of Seventy Thousand Dollars ($70,000.00). Sublessee shall accept the Expansion Space in its As-Is Condition, and will perform any Tenant Improvement work it deems necessary.

7.	Monthly Base Rent Adjustments: The monthly Base Rent shall be adjusted as follows:

Months	Monthly Base Rent
June 1, 2018—August 31, 2018	$21,450.00
September 1, 2018—August 31, 2019	$22,094.00
September 1, 2019—August 31, 2020	$22,757.00
September 1, 2020—August 31, 2021	$23,440.00
September 1, 2021—August 31, 2022	$24,143.00

8.	Quanergy will have new Lobby and Infortrend will move signage and door on the front corner.

9.	Except as otherwise set forth herein, all of the terms, covenants and conditions of the afore-referenced Sublease shall remain unchanged.

READ AND AGREED TO:

SUBLESSOR:

Infortrend Corporation, LLC

By:	/s/

TITLE:	President

DATE:	1-26-2018

SUBLESSEE:

Quanergy Systems, Inc.

By:	/s/ Louay Eldada

TITLE:	Chief executive Officer

DATE:	January 26, 2018